UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

MAY 31, 2016

Energy Fund

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We would like to start off by thanking you, our clients, for investing in the Spirit of America Energy Fund. We believe that the future of energy is bright. The idea of energy independence in this country is one we find appealing and probable. We believe that as the American energy infrastructure is enhanced, the benefits will be substantial.

When we first began this fund in July of 2014 we believed that there has always been a strong and consistent demand for energy; that new sources of energy were creating investment opportunities; and that there was potential for long term growth in the energy sector. This vision is still firmly in place.

The Spirit of America Energy Fund’s investment philosophy will be to continue to invest in the energy infrastructure of our country. We believe there is long term value to investing in companies that are involved in the midstream oil and gas sector. We are dedicated to diligently focusing on quality companies with the potential for long term growth.

At the halfway mark of the 2016 fiscal year, we are extremely proud to highlight that the Energy Fund now has over $400 million in assets under management and over 15,000 investors.

We thank you for your support and pledge to remain focused and vigilant in protecting and growing the assets of our valued clients.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

ENERGY FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

At the end of May the U.S. Bureau of Economic Analysis released its second revision of the first quarter of 2016 GDP raising the estimate to an annual rate of 0.8%, up from the initial 0.5% reading. Somewhat stronger home building and restocking of warehouse shelves were behind the upward revision. Although below the 1.4% pace of growth recorded in the fourth quarter, the low growth rate in the first three months of the year is unlikely to be repeated in the spring, as evidence such as higher retail sales and rising home purchases suggests the U.S. is on track to expand in the second quarter.

The U.S. Bureau of Labor Statistics reported the U.S. economy added only 38,000 nonfarm payroll employment in May. It was the worst monthly job gain since 2010 and well below April’s meager job gains of 123,000. Job creation in the last two months has been below the average 200,000 jobs created per month over the past couple years. Unemployment fell to 4.7% as disheartened Americans stopped looking for jobs and dropped out of the labor force in May.

The Federal Reserve held short-term interest rates steady and officials lowered projections for how much they will be raised in the coming years. Signs that persistently slow economic growth and low inflation are forcing the central bank to rethink how fast it can lift borrowing cost. Officials still expect modest economic growth near 2% annually over the next three years.

Market Commentary

During the first six months of the Fund’s fiscal year ended May 31, 2016, the S&P 500 provided a total return of 1.93%, and the Alerian MLP Index was up 5.22%. At the same time oil prices increased 17.89% with U.S. crude oil closing at $49.10, up significantly from a six month low of $26.21 on February 11, 2016.

Fund Summary

The Spirit of America Energy Fund, SOAEX (the “Fund”), remained diversified across many U.S. geographic areas, with a heavy focus on midstream MLPs. The Fund had a total return of -2.03% (no load, gross of fees) over the first six months of the fiscal year ending on May 31, 2016. This compares to the 1.93% returned by its benchmark, the S&P 500 Index, for the same period. The Fund’s underperformance relative to its benchmark was primarily due to its focus solely on the energy segment of the market compared to the S&P 500 which is a broader perspective. Including sales charge and expenses, as of May 31, 2016 the Fund’s six month return was -7.64%.

Summary of Portfolio Holdings (Unaudited)

Oil & Gas Storage & Transportation (MLP)	79.08%	$325,286,612
Common Stocks (non-MLP)	10.18%	41,872,958
Oil & Gas Equipment & Services (MLP)	3.26%	13,418,849
Oil & Gas Refining, Marketing & Transportation (MLP)	2.90%	11,910,406
Diversified Metals & Mining (MLP)	0.85%	3,515,381
Corporate Bonds	0.12%	509,063
Preferred Stocks (MLP)	0.09%	374,251
Oil & Gas Exploration & Production (MLP)	0.04%	153,075
Money Market	3.48%	14,307,304
Written Call Options	0.00%	(6,210)
Total Investments	100.00%	$411,341,689

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended May 31, 2016

	6 Month Return	1 Year Return	Since Inception July 10, 2014
Class A Shares — no load	(2.04)%	(30.20)%	(23.03)%
Class A Shares — with load	(7.64)%	(34.25)%	(25.40)%
Class C Shares — no load[1]	(2.64)%	(30.89)%	(23.70)%
Class C Shares — with load[1]	(3.54)%	(31.49)%	(23.70)%
S&P 500 Index[2]	1.93%	1.72%	5.49%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares. Total returns for periods less than one year are not annualized.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

ENERGY FUND	3

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD DECEMBER 1, 2015 TO MAY 31, 2016

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, December 1, 2015 to May 31, 2016.

	Beginning Account Value, December 1, 2015	Ending Account Value, May 31, 2016	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A Shares
Actual	$1,000.00	$979.60	$7.18	1.45%
Hypothetical(2)	$1,000.00	$1,017.75	$7.31	1.45%
Class C Shares
Actual(3)	$1,000.00	$1,134.30	$4.94	2.20%
Hypothetical(2)	$1,000.00	$1,014.00	$11.08	2.20%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

(3)	Information shown reflects values using the expense ratio and performance for the period March 15, 2016 (commencement of operations) to May 31, 2016.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

4	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	MAY 31, 2016 (UNAUDITED)

	Shares	Fair Value
Master Limited Partnerships 87.70%

Master Limited Partnerships — Common Stocks 87.61%

Diversified Metals & Mining 0.87%
Hi-Crush Partners LP	403,140	$3,515,381

Oil & Gas Equipment & Services 3.32%
Archrock Partners LP	75,572	1,078,412
USA Compression Partners LP	810,804	12,340,437
		13,418,849

Oil & Gas Exploration & Production 0.04%
Memorial Production Partners LP	72,893	153,075

Oil & Gas Refining, Marketing & Transportation 2.94%
AmeriGas Partners LP	76,620	3,515,326
Calumet Specialty Products Partners LP	356,209	1,560,195
Ferrellgas Partners LP	53,994	1,073,941
Northern Tier Energy LP	245,535	5,229,895
Suburban Propane Partners LP	15,366	531,049
		11,910,406

Oil & Gas Storage & Transportation 80.44%
American Midstream Partners LP	38,694	475,936
Antero Midstream Partners LP	432,750	10,645,650
Blueknight Energy Partners LP	222,955	1,117,005
Boardwalk Pipeline Partners LP	266,900	4,713,454
Buckeye Partners LP	149,970	10,785,842
Cheniere Energy Partners LP	312,761	9,041,921
Cone Midstream Partners LP	784,453	12,159,021
DCP Midstream Partners LP	169,422	5,680,720
Dominion Midstream Partners LP	357,149	10,328,749
Dynagas LNG Partners LP	37,500	535,875
Enable Midstream Partners LP	145,801	2,119,947
Enbridge Energy Partners LP	217,380	4,725,841
Energy Transfer Partners LP	347,977	12,617,646
EnLink Midstream Partners LP	729,452	11,481,574
Enterprise Products Partners LP	530,424	14,724,570
EQT GP Holdings LP	25,089	654,823
EQT Midstream Partners LP	96,815	7,296,947
Genesis Energy LP	306,492	11,545,554
Global Partners LP	65,097	865,139
Golar LNG Partners LP	172,314	2,931,061
Holly Energy Partners LP	225,027	7,461,895
Magellan Midstream Partners LP	202,655	14,195,983
Martin Midstream Partners LP	59,619	1,319,368
Midcoast Energy Partners LP	141,241	1,151,114
MPLX LP	484,243	15,447,352
NGL Energy Partners LP	250,468	3,762,029
NuStar Energy LP	187,301	9,209,590
Phillips 66 Partners LP	159,967	8,786,987
Plains All American Pipeline LP	227,439	5,260,664

ENERGY FUND	5

SCHEDULE OF INVESTMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

	Shares	Fair Value

Oil & Gas Storage & Transportation (cont.)
Rice Midstream Partners LP	793,892	$14,520,285
Rose Rock Midstream LP	6,710	173,118
Shell Midstream Partners LP	214,843	7,250,951
Spectra Energy Partners LP	317,235	14,256,541
Sprague Resources LP	217,863	5,217,819
Summit Midstream Partners LP	32,408	678,624
Sunoco Logistics Partners LP	490,400	13,461,480
Sunoco LP	181,182	6,009,807
Tallgrass Energy Partners LP	241,882	10,947,579
TC PipeLines LP	139,519	7,705,634
Teekay LNG Partners LP	86,506	1,208,489
Tesoro Logistics LP	200,120	9,835,898
Valero Energy Partners LP	165,540	7,659,536
Western Gas Equity Partners LP	112,573	4,733,695
Western Gas Partners LP	242,589	12,088,210
Williams Partners LP	266,187	8,496,689
		325,286,612
Total Master Limited Partnerships — Common Stocks (Cost $392,937,710)		354,284,323

Master Limited Partnerships — Preferred Stocks 0.09%

Oil & Gas Storage & Transportation 0.09%
Dynagas LNG Partners LP, Series A, 9.00%	16,350	374,251
Total Master Limited Partnerships — Preferred Stocks (Cost $353,909)		374,251

Total Master Limited Partnerships (Cost $393,291,619)		354,658,574

Common Stocks 10.35%

Integrated Oil & Gas 3.28%
Exxon Mobil Corp.	103,625	9,224,697
Occidental Petroleum Corp.	53,300	4,020,952
		13,245,649

Oil & Gas Equipment & Services 0.09%
Archrock, Inc.	50,000	381,500

Oil & Gas Exploration & Production 0.09%
California Resources Corp.	4,353	6,617
Marathon Oil Corp.	27,150	354,851
		361,468

Oil & Gas Refining & Marketing 0.74%
Marathon Petroleum Corp.	22,050	768,001
Valero Energy Corp.	40,650	2,223,555
		2,991,556

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

	Shares	Fair Value

Oil & Gas Refining, Marketing & Transportation 1.57%
Phillips 66	35,587	$2,859,771
UGI Corp.	81,550	3,500,126
		6,359,897

Oil & Gas Storage & Transportation 3.52%
Enbridge Energy Management LLC*	1	22
Enbridge, Inc.	22,829	910,649
Golar LNG Ltd.	93,722	1,630,763
Kinder Morgan, Inc.	340,974	6,164,810
Targa Resources Corp.	129,136	5,530,895
		14,237,139

Real Estate Investment Trusts 1.06%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	211,301	4,295,749
Total Common Stocks
(Cost $40,584,228)		41,872,958

Corporate Bonds 0.13%

Oil & Gas Exploration & Production 0.13%
Linn Energy Finance Corp., 6.25%, 11/1/2019(a)	1,000,000	165,000
Linn Energy Finance Corp., 7.75%, 2/1/2021(a)	1,425,000	231,563
VNR Finance Corp., 7.88%, 4/1/2020	500,000	112,500
Total Corporate Bonds
(Cost $1,852,559)		509,063

Money Market 3.54%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.37%(b)	14,307,304	14,307,304
Total Money Market
(Cost $14,307,304)		14,307,304

Total Investments — 101.72%
(Cost $450,035,710)		411,347,899
Liabilities in Excess of Other Assets — (1.72)%		(6,947,889)

NET ASSETS — 100.00%		$404,400,010

(a)	In default.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2016.
*	Non-income producing security.

ENERGY FUND	7

SCHEDULE OF WRITTEN OPTIONS	MAY 31, 2016 (UNAUDITED)

	Contracts	Fair Value
Written Call Options — (0.00)%
Marathon Oil Corp./ July 2016/Strike Price $15.00(a)*	(135)	$(6,210)
Total Written Call Options (Premiums Received $16,599)		$(6,210)

(a)	The option contract has a multiplier of 100 shares.
*	Non-income producing security.

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

ASSETS
Investments in securities at value (cost $450,035,710)	$411,347,899
Cash	31,250
Receivable for Fund shares sold	1,967,512
Dividends and interest receivable	180,099
Income tax receivable	1,763
Prepaid expenses	70,572
TOTAL ASSETS	413,599,095

LIABILITIES
Options written, at value (premiums received $16,599)	6,210
Payable for Fund shares redeemed	155,790
Payable for investments purchased	6,120,091
Payable for distributions to shareholders	2,403,565
Payable for investment advisory fees	310,856
Payable for distribution (12b-1) fees	82,178
Payable for accounting and administration fees	30,498
Payable for transfer agent fees	31,438
Franchise tax expense	28,009
Other accrued expenses	30,450
TOTAL LIABILITIES	9,199,085
NET ASSETS	$404,400,010

SOURCE OF NET ASSETS
As of May 31 2016, net assets consisted of:
Paid-in capital	$496,997,703
Accumulated undistributed net investment loss, net of deferred taxes	(4,326,108)
Accumulated net realized loss on investments, net of deferred taxes	(49,550,686)
Net unrealized depreciation on investments, net of deferred taxes	(38,720,899)
NET ASSETS	$404,400,010

NET ASSETS:
Class A Shares	403,762,480
Class C Shares	637,530
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	81,863,471
Class C Shares	129,738
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	4.93
Class C Shares (a)	4.91
OFFERING PRICE PER SHARE (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	5.23
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

(a) A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 13 months.

ENERGY FUND	9

STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended May 31, 2016

INVESTMENT INCOME
MLP Distributions	$10,869,193
Less Return of Capital	(10,869,193)
Dividends (net of foreign taxes withheld of $2,714)	866,466
Interest	170,843
TOTAL INVESTMENT INCOME	1,037,309

EXPENSES
Investment advisory	1,457,909
Distribution (12b-1) — Class A	383,455
Distribution (12b-1) — Class C (a)	838
Accounting and Administration	85,888
Auditing	12,127
Chief Compliance Officer	4,230
Custodian	13,278
Directors	17,521
Insurance	27,653
Legal	12,528
Printing	45,031
Registration	14,781
Transfer agent	97,837
Line of credit	581
Other	59,456
TOTAL EXPENSES	2,233,113
NET INVESTMENT LOSS BEFORE TAXES	(1,195,804)
Deferred tax benefit	—
NET INVESTMENT LOSS NET OF DEFERRED TAXES	(1,195,804)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(38,884,016)
Net realized gain on foreign currency transactions	301
Net realized gain on written option transactions	132,381
Deferred tax expense	—
Net realized loss, net of deferred taxes	(38,751,334)
Net change in unrealized appreciation (depreciation) of investments	47,257,008
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,505,674
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,309,870

(a) For the period March 15, 2016 (commencement of operations) through May 31, 2016.

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015

OPERATIONS
Net investment loss, net of deferred taxes	$(1,195,804)	$(2,800,886)
Net realized loss on investment transactions, net of deferred taxes	(38,751,334)	(11,121,392)
Net change in unrealized appreciation (depreciation) of investments, net of deferred taxes	47,257,008	(76,838,921)
Net increase (decrease) in net assets resulting from operations	7,309,870	(90,761,199)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class A	(25,841,150)	(24,733,753)
Class C (a)	(18,590)	—
Total distributions to shareholders	(25,859,740)	(24,733,753)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	130,823,386	302,192,985
Shares issued from reinvestment of distributions	13,799,735	14,717,286
Shares redeemed	(14,019,383)	(30,893,506)
Total Class A Shares	130,603,738	286,016,765
Class C Shares (a):
Shares sold	606,504	—
Shares issued from reinvestment of distributions	6,698	—
Total Class C Shares	613,202	—
Increase in net assets derived from capital share transactions	131,216,940	286,016,765
Total increase in net assets	112,667,070	170,521,813

NET ASSETS
Beginning of period	291,732,940	121,211,127
End of period	$404,400,010	$291,732,940

Accumulated undistributed net investment income (loss), net of deferred taxes	$(4,326,108)	$(3,130,304)

SHARE TRANSACTIONS
Class A Shares:
Shares sold	28,407,570	42,337,185
Shares issued from reinvestment of distributions	2,942,908	2,180,647
Shares redeemed	(3,040,893)	(4,540,292)
Total Class A Shares	28,309,585	39,977,540
Class C Shares (a):
Shares sold	128,354	—
Shares issued from reinvestment of distributions	1,384	—
Total Class C Shares	129,738	—
Increase in shares outstanding	28,439,323	39,977,540

(a) For the period March 15, 2016 (commencement of operations) through May 31, 2016.

ENERGY FUND	11

FINANCIAL HIGHLIGHTS — CLASS A

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015	For the Period Ended November 30, 2014*
Net Asset Value, Beginning of Period	$5.45	$8.93	$10.00

Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	(0.09)	(0.05)
Return of capital[1]	0.16	0.51	0.26
Net realized and unrealized loss on investments	(0.28)	(3.15)	(1.03)
Total income from investment operations	(0.14)	(2.73)	(0.82)

Less distributions:
Distributions from net investment income	—	—	(0.01)
From return of capital	(0.38)	(0.75)	(0.24)
Total distributions	(0.38)	(0.75)	(0.25)

Net Asset Value, End of Period	$4.93	$5.45	$8.93
Total Return[2]	(2.04)%[3]	(32.13)%	(8.35)%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$403,762	$291,733	$121,211
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.45%[4]	1.49%	1.86%[4]
Net of expense waivers or recoupment and before deferred tax benefit	1.45%[4]	1.52%	1.55%[4]
Deferred tax expense[5]	0.00%[4]	0.02%	0.00%[4]
Total net expenses	1.45%[4]	1.54%	1.55%[4]
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	(0.78)%[4]	(1.12)%	(1.76)%[4]
Net of expense waivers or recoupment and before deferred tax benefit	(0.78)%[4]	(1.15)%	(1.45)%[4]
Deferred tax benefit (loss)[6]	0.00%[4]	(0.06)%	0.51%[4]
Net investment loss	(0.78)%[4]	(1.21)%	(0.94)%[4]
Portfolio turnover	13%[3]	22%	12%[3]

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.
[1]	Calculated using average shares method.
[2]	Calculation does not reflect sales load.
[3]	Calculation is not annualized.
[4]	Calculation is annualized.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS C

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

For the Period Ended May 31, 2016* (Unaudited)
Net Asset Value, Beginning of Period	$4.47

Income from Investment Operations:
Net investment income (loss)[1]	(0.01)
Return of capital[1]	0.08
Net realized and unrealized loss on investments	0.56
Total income from investment operations	0.63

Less distributions:
From return of capital	(0.19)
Total distributions	(0.19)

Net Asset Value, End of Period	$4.91
Total Return[2]	13.43%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$638
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	2.20%[4]
Net of expense waivers or recoupment and before deferred tax benefit	2.20%[4]
Deferred tax expense[5]	0.00%[4]
Total net expenses	2.20%[4]
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	(1.18)%[4]
Net of expense waivers or recoupment and before deferred tax benefit	(1.18)%[4]
Deferred tax benefit (loss)[6]	0.00%[4]
Net investment loss	(1.18)%[4]
Portfolio turnover	13%[3]

*	For the period March 15, 2016 (commencement of operations) to May 31, 2016.
[1]	Calculated using average shares method.
[2]	Calculation does not reflect contingent deferred sales charge.
[3]	Calculation is not annualized.
[4]	Calculation is annualized.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes to financial statements.

ENERGY FUND	13

NOTES TO FINANCIAL STATEMENTS	MAY 31, 2016 (UNAUDITED)

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end nondiversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 10, 2014. The Fund seeks to provide shareholders with long-term capital appreciation and attractive levels of current income through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation.

The Fund currently offers Class A Shares and Class C Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

The summary of inputs used to value the Fund’s investments as of May 31, 2016 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$396,157,281	$—	$—	$396,157,281
Preferred Stocks	374,251	—	—	374,251
Corporate Bonds	—	509,063	—	509,063
Money Market	14,307,304	—	—	14,307,304

Total Investment Securities	410,838,836	509,063	—	411,347,899

Other Financial Instruments (a):
Written Options	(6,210)	—	—	(6,210)

Total Investments	$410,832,626	$509,063	$—	$411,341,689

(a)	Other Financial Instruments are derivative instruments not reflected on the Schedule of Investments, such as written option contracts.

The Fund did not have any transfers between levels during the year ended May 31, 2016. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax- deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

May 31, 2016	Current	Deferred	Total
Federal	$—	$2,368,575	$2,368,575
State (net of federal)	—	163,013	163,013
Valuation Allowance	—	(2,531,588)	(2,531,588)

Total tax expense	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:	As of May 31, 2016
Net unrealized loss on investment securities	$8,608,041
Net operating loss carryforward	11,906,867
Net capital loss carryforward	13,051,961
Other	16,013
Valuation Allowance	(33,582,882)

Net deferred Tax Asset/(Liability)	—

Net operating loss carryforwards are available to offset future taxable income. Net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$8,363,404	November 30, 2035
November 30, 2016	24,401,778	November 30, 2036

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$5,693,878	November 30, 2020
November 30, 2016	30,222,361	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Net operating losses that may be generated by the Fund are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that is it more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant declines in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of additional valuation allowances against all or a portion of the Fund’s gross deferred tax assets.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/ (losses) on investment before taxes as follows:

For the Six Months Ended May 31, 2016
Income tax expense at statutory rate	$2,485,356
State income taxes (net of federal benefit)	171,051
Permanent differences, net	(37,840)
Other	(86,979)

Valuation Allowance	(2,531,588)

Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the six months ended May 31, 2016, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2014 and November 30, 2015 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of May 31, 2016
Gross unrealized appreciation – investment securities	23,405,613
Gross unrealized depreciation – investment securities	(47,028,556)

Net unrealized appreciation – investment securities	(23,622,943)

Cost basis of investments	434,970,842

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Fund anticipates that, a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes.

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the six months ended May 31, 2016, excluding short-term investments, were $153,338,218 and $40,904,132, respectively.

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the six months ended May 31, 2016 were $1,457,909.

The Adviser has agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of the Fund’s Class A Shares and Class C Shares until April 30, 2017 will not exceed 1.55% and 2.30% of the Fund’s average daily net assets, respectively. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Energy Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Energy Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Energy Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the six months ended May 31, 2016, fees paid to the Distributor under the Plan were $384,293.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the six months ended May 31, 2016, sales charges received by the Distributor were $4,677,712. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the six months ended May 31, 2016, the Fund was allocated $4,230 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and- demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

Note 6 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 26, 2017. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value. The Fund did not utilize the Line of Credit during the six months ended May 31, 2016.

Note 7 – Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Energy Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleged that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision. On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Funds were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice.

ENERGY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	MAY 31, 2016 (UNAUDITED)

Plaintiffs appealed the decision dismissing the claims. On April 4, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed the judgment of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Fund were parties to the Litigation.

Note 8 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no items requiring additional disclosure.

20	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2016 Spirit of America        SOAEN-SAR16

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date     7/27/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date     7/27/16

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date     7/27/16